Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill Abstract
Goodwill

16. Goodwill

In accordance with IAS 36 - Impairment of assets, Goodwill is tested for impairment annually, or more frequently if facts or circumstances indicate that the asset may be impaired. Impairment testing is performed by comparing the carrying amount and the recoverable amount of the CGU (or groups of CGUs) to which it is allocated. The recoverable amount of the CGU is the higher of its fair value less costs of disposal and its value in use.

Until 2022, for the purpose of the impairment test on goodwill, management identified three different cash-generating units (CGUs) including two CGUs within the Biopharmaceutical and Diagnostic Solutions segment: (i) the Drug Containment Solutions (DCS) CGU; (ii) the In-Vitro Diagnostic consumables (IVD) & Drug Delivery Systems (DDS) CGU, and one CGU within Engineering segment, (iii) the Engineering System Division CGU.

For 2023, impairment test of goodwill is performed at the level corresponding to the operating segments (refer to Note 5), which is the lowest level at which goodwill is monitored and performances assessed.

The change in impairment testing approach is due to the implementation of a new internal organization and the way management monitors goodwill, consequence of the increasingly cross-linked activities between companies and resources belonging to the IVD&DDS and DCS businesses and the evolution of the business and increase of activities for the DDS which have spread across the BDS segment.

For the purpose of impairment testing, goodwill is allocated as follows:

	At December 31,	At December 31,
	2023	2022
	(EUR thousand)
Biopharmaceutical and Diagnostic Solutions (*)	31,804	31,804
Engineering Systems	18,179	15,438
Total Goodwill	49,983	47,243

(*) For the purpose of the impairment test at December 31, 2022, the goodwill currently allocated to CGU Biopharmaceutical and Diagnostic Solutions amounting to EUR 31,804 thousand was allocated to the CGUs Drug Containment Solutions (DCS) and In-vitro Diagnostic Consumables & Drug Delivery Systems (IVD&DDS) for EUR 4,976 thousand and EUR 26,828 thousand respectively.

The change in the item "Engineering Systems" of EUR 2,740 refers entirely to the acquisition of Perugini S.r.l., for which the consideration for the transaction was allocated to the assets and liabilities acquired on a provisional basis, pending the definitive information that will allow the finalization of the values.

The objective of the impairment test is to compare the recoverable amount of each CGU with their corresponding carrying amount of net assets including goodwill. The recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. The Group determines the value in use of the CGU to which the goodwill refers, meaning the present value of the future cash flows expected to be derived from continuous use of the assets; any cash flows arising from extraordinary events are therefore ignored.

The impairment test is performed every year at year end.

The value in use has been determined by applying the Discounted Cash Flow ("DCF") method. This method has been applied with a two-stage approach, the first corresponding to the explicit forecast period (2024-2029) and the second corresponding to a terminal value derived with inertial criteria for the period after 2029. The explicit period corresponds with the horizon covered by the budget and the plans prepared by management and approved by the Audit Committee, assuming realistic scenarios on the information available at the reporting date, including macroeconomic indicators and geo-political trends.

The principal assumptions adopted by management in drawing up the projections relates mainly to a growth in volumes of products and different product mixes, shifting to high-value solutions sales, expanding the SG EZ-fill® industrial footprint to address customer proximity and reshoring needs, completing the development of the DDS proprietary product portfolio and development CDMO opportunities, and continuing business optimization efforts in engineering. Volumes and sales mix used for estimating the future cash flows are based on assumptions that are considered reasonable and sustainable and represent the best estimate of expected conditions regarding market trends for the CGUs over the period considered.

The growth rate in terminal value used for projecting beyond the explicit planning period (2024-2029) is 1% for all CGUs, deemed representative of a precautionary growth rate in terminal values, given the potential future competition within the sector and the discount factor considered.

The cash flows and discount rate were determined net of tax. Future cash flows are discounted using the weighted average cost of capital (WACC); this is estimated with a beta factor derived on the basis of a peer group. The discount rates, 7.7% for BDS and 7.5% for ESD, therefore reflect current market assessments and the time value of money and takes account of the risks specific to the sector. The discount rates used in the previous year were respectively 8.6% for DCS and for IVD & DDS and 8.8% for ESD.

The results obtained using the discounted cash flow method have been tested for their sensitivity to changes in certain key variables, within reasonable ranges. The variables altered were (i) the WACC (between 6.7% and 8.7% for BDS and 6.5% and 8.5% for ESD), (ii) the long-term growth rate (in the range 0%-3%) and (iii) the EBITDA at continuing value (between -20% and +20%). The sensitivity analysis point to relatively stable results.

Finally, the discount rate and variation to the forecast EBITDA at continuing value within the impairment test have been identified that would allow a value in use equal to the carrying amount of the net assets of the respective CGU. This further sensitivity analysis resulted in the identification of breakeven for the BDS CGU with a WACC of 19.4%, or an average contraction of EBITDA at continuing value (everything else equal) of 63.4%. With regards to the ESD CGU, these indicators equated to a reduction in the EBITDA at continuing value of 97.8% and a WACC of 22.1%.

The impairment test for the goodwill did not result in any need for impairment.

Even though the above described reorganization, that determined the reallocation of goodwill, does not consist in a restructuring and does not represent an impairment trigger, the impairment test has been also performed under the old structure of CGUs to which goodwill was allocated, without identifying any impairment loss.

WACC has been calculated equal to 7.7% accordingly for DCS and IVD&DDS and 7.5% for ESD. The sensitivity analysis performed on the three cash-generating units test identified the breakeven for DCS CGU with a WACC of 20.4% or an average contraction of EBITDA at continuing value (everything else equal) of 65.4%. With regards to the IVD&DDS CGU these indicators equated to a reduction in the EBITDA at continuing value of 36.2% and a WACC of 11.2%. Also the impairment test performed on the three CGUs did not result in any need of impairment